BRIGHTHOUSE FUNDS TRUST I
SUPPLEMENT DATED FEBRUARY 16, 2024
TO THE
SUMMARY PROSPECTUS,
PROSPECTUS AND
STATEMENT OF ADDITIONAL INFORMATION, EACH
DATED MAY 1, 2023, AS SUPPLEMENTED
JPMorgan Core Bond Portfolio
Steven Lear previously announced his retirement from J.P. Morgan Investment Management Inc. by March 31, 2024. Effective March 1, 2024 (“New Effective Date”), Mr. Lear will no longer serve as a portfolio manager of the JPMorgan Core Bond Portfolio (the “Portfolio”), a series of Brighthouse Funds Trust I. Upon the New Effective Date, all references to Mr. Lear in the Summary Prospectus, Prospectus and Statement of Additional Information of the Portfolio are deleted.
INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH
THE SUMMARY PROSPECTUS, PROSPECTUS AND THE STATEMENT OF
ADDITIONAL INFORMATION FOR FUTURE REFERENCE